SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 11, 2008

FNBH BANCORP, INC.
(Exact name of registrant
as specified in charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-25752 (Commission File Number)	38-2869722 (IRS Employer Identification No.)

101 East Grand River Howell, Michigan (Address of principal executive office)	48843 (Zip Code)

Registrant’s telephone number, including area code: (517) 546-3150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01      Other Events

On December 11, 2008, the Board of Directors of FNBH Bancorp, Inc. (the “Corporation”) approved a twenty-five percent (25%) reduction in director fees for 2009. The fees paid to the directors will be paid in stock of the Corporation only, as was previously determined by the Board and disclosed in a Current Report on Form 8-K filed by the Corporation on October 17, 2008.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 29, 2008	FNBH BANCORP, INC. (Registrant) By: /s/ Janice Trouba —————————————— Janice Trouba Chief Financial Officer